PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                           STRONG ADVISOR EQUITY FUNDS
                               CLASSES A, B, AND C

                        STRONG ADVISOR COMMON STOCK FUND
                     STRONG ADVISOR ENDEAVOR LARGE CAP FUND
                            STRONG ADVISOR FOCUS FUND
                     STRONG ADVISOR INTERNATIONAL CORE FUND
                     STRONG ADVISOR LARGE COMPANY CORE FUND
                           STRONG ADVISOR SELECT FUND
                       STRONG ADVISOR SMALL CAP VALUE FUND
                         STRONG ADVISOR TECHNOLOGY FUND
                  STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND
                         STRONG ADVISOR U.S. VALUE FUND
                    STRONG ADVISOR UTILITIES AND ENERGY FUND

     Supplement to the Prospectus dated May 1, 2003, as supplemented on December 3, 2003

STRONG ADVISOR ENDEAVOR LARGE CAP FUND
Effective immediatately, Mr. Thomas J. Pence is the sole Portfolio Manager of the Strong Advisor Endeavor Large Cap Fund. His biography can be found on page 34 of the prospectus.

STRONG ADVISOR SMALL CAP VALUE FUND
Effective December 31, 2003, Class A, B, and C shares of the Strong Advisor Small Cap Value Fund will be closed to new investors. In addition, Class Z shares will no longer be available for purchase by certain institutional investors purchasing more than $1 million of Class Z shares. The Fund may continue to offer Class A, B, and C shares to qualified investors as described in the following paragraph, which is added to the Strong Advisor Equity Funds Classes A, B, and C prospectus after the section entitled "Share Price," on page 78 of the prospectus. The Fund may open to new investors in the future at the discretion of the Board based on various factors, including assets under management and current investment opportunities.


         QUALIFIED INVESTORS

         You may purchase Class A, B, or C shares of the Advisor Small Cap Value Fund only under limited circumstances. The following types of investors may qualify to purchase Class A, B, or C shares of the Fund:

o    Investors holding Class A, B, or C shares of the Fund on December 31, 2003;

o Employer-sponsored retirement plans and their participants, for which Strong or the Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Strong or the Distributor, or one of their affiliates, to perform services;

o 401(k) plans holding Class A, B, or C shares of a Fund on December 31, 2003;

o Any Internal Revenue Code Section 529 plan that invests in Strong Funds, or for which Strong provides investment management services; and

o Officers, directors, and employees of the Fund, Strong, the Distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household.

For more information on the purchase of Class A, B, or C shares, call 1-800-368-1683.

STRONG ADVISOR U.S. VALUE FUND
On October 31, 2003, the meeting for shareholders of the Strong Advisor U.S. Value Fund to approve a subadvisory agreement between Matrix Asset Advisors, Inc., and Strong Capital Management, Inc., was adjourned. A new meeting date has not been set.

STRONG ADVISOR INTERNATIONAL CORE FUND
The Strong Advisor International Core Fund will assess a 1.00% redemption fee on all Fund shares purchased on or after October 1, 2003, that are held for less than 30 calendar days, based on the redeemed shares' market value (including exchanges).

Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.

STRONG ADVISOR FOCUS FUND
Effective June 30, 2003, Mr. Thomas C. Ognar is the sole Portfolio Manager of the Strong Advisor Focus Fund. His biography can be found below.

     THOMAS C. OGNAR manages the ADVISOR FOCUS FUND. Mr. Ognar joined Strong in January 1998 and has earned the right to use the Chartered Financial Analyst designation. He has managed the ADVISOR FOCUS FUND since June 2003. From October 1998 to May 2002, he was a senior equity research analyst and from January 1998 to October 1998, he was an equity research analyst at Strong. From June 1995 to January 1998, he was a research analyst at M&I Investment Management, Inc. From January 1993 to August 1993, he was a trader at Republic Securities, Inc. Mr. Ognar received his bachelor's degree in finance from Miami University in 1992 and his master's of science degree in finance from the University of Wisconsin-Madison in 1995.

STRONG ADVISOR TECHNOLOGY FUND
Effective May 2, 2003, Mr. James B. Burkart is the sole Portfolio Manager of the Strong Advisor Technology Fund. His biography can be found on page 31 of the prospectus.


             The date of this Prospectus Supplement is March 22, 2004.